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                                                                   EXHIBIT 10.17

                                  OFFICE LEASE

          THIS LEASE is made on the 17th day of April, 1992, by and between 5300 Stevens Creek Boulevard Joint Venture, (hereinafter called "Landlord") and Stellar Corporation, a California corporation, d/b/a Snelling Personnel Services (hereinafter called "Tenant").

          IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.   Premises. Landlord leases to Tenant and Tenant leases from Landlord, upon
     --------
     the terms and conditions herein set forth, those certain Premises ("Premises") situated at 5300 Stevens Creek Boulevard, in the City of San
                              ----------------------------                 ---
     Jose, County of Santa Clara, California (the "Project") as outlined in
     ----            -----------
     Exhibit "A", attached hereto and described as follows: Suite 320 containing
                                                            --------------------
     approximately 5094 net rentable square feet of office space on the 3rd
     ----------------------------------------------------------------------
     floor (approximately 4,548 usable square feet plus a twelve percent (12%)
     -----
     load). The Building of which the Premises is a part contains approximately 84,812 net rentable square feet. Landlord shall, within ten (10) days after full execution of this Lease, deliver to Tenant an architect's certificate verifying the useable square footage in the Premises. The term Project shall mean and include the parking lot and all other common areas located on the Project which Tenant shall have the right to use in common with all other Tenants of the Project.

2.   Term.
     ----

     A. Commencement Date: The term of this Lease shall commence on June 1, 1992 or five (5) days after Landlord notifies Tenant of "substantial completion" of Tenant's improvements whichever event first occurs. The term "substantial completion" shall be deemed to have occurred once
          (a) the Tenant improvements have been completed, except for minor punchlist items which, by their omission or installation would not materially interfere with the conduct of Tenant's business, and (b) all signoffs in connection with governmental approvals for the Tenant improvements have been obtained to permit immediate occupancy of the Premises.

     B. Termination Date: The term of the Lease shall end thirty-nine (39) months from the Commencement Date, unless sooner terminated pursuant to any provision hereof.

3.   Rent.
     ----

     A.    Basic Rent. Tenant shall pay to Landlord Basic Rent for the Premises
           ----------
           in the amounts set forth below per month in lawful money of the United States of America. Rent shall be paid without deduction or offset, prior notice, abatement,
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           or demand, at such place as may be designated from time to time by
           Landlord as follows:

           Rent Schedule:  Months 01-03: No rent - Early Occupancy Period

           Months 04-21: $7,895.70 Rent for the fourth month of the Lease Terms shall be due and payable by Tenant upon execution of this Lease by Tenant.

           Months 22-39:  $8,150.40

           Total Payments:  $288,829.80

           Tenant's obligation to pay Rent shall commence on the Commencement Date of this Lease and Rent shall be paid in advance on the Commencement Date and on the first (1st) day of each succeeding calendar month until the end of the term. Rent for any period during the term hereof which is for less than one (1) full month shall be a pro-rata portion of the monthly Rent payment. Tenant acknowledges that late payment by Tenant to Landlord of Rent or any other payment due Landlord will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent or other payment due from Tenant is not received by Landlord within seven (7) days following written notice that the rent is due and payable, Tenant shall pay to Landlord, in addition to the Rent due and in addition to interest thereon as provided in Paragraph 14, an additional sum of five percent (5%) of the overdue amount as a late charge. The parties agree that this late charge and interest represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     B.    Additional Rent; Increases in Operating Expenses and Taxes. For
           ----------------------------------------------------------
           purposes of this Lease, the parties agree to the following:

           (a) "Base Operating Expenses and Taxes" shall be the amount of actual
                                                                ----------------
               operating expenses for calendar year 1992, adjusted to reflect
               -----------------------------------------
               95% of full occupancy for the Building for the full 1992 calendar year.

           (b) Tenant's proportionate share of Operating Expenses and Taxes is agreed to be 6.0%.

           (c) "Operating Expenses shall mean all direct costs of operating, maintaining and managing the Building and Property (including parking areas)

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               including, but not limited to, all charges paid or expenses incurred by Landlord for repairs, maintenance, utilities, water, capital improvements required to meet changed government regulations as a result of Tenant's particular use of the Premises, cleaning and janitorial services, security services, modifications or additional capital improvements or replacement of existing building systems or equipment to reduce the Operating Expenses which shall be amortized at the prime rate of interest of Bank of America, N.A. plus two percent (2%) over the useful life of the improvement or equipment and included in Operating Expenses (to the extent of the cost savings realized) and replacement of capital improvements or building sewer equipment existing as of the Commencement Date when required because of normal wear and tear, maintenance of landscaping (including necessary plant replacements), glazing, plumbing systems, electrical systems, a fitness center, heating and air conditioning systems, automatic fire extinguishing systems, conference centers, roofs, down spouts, elevators, common area interiors, ceilings, Building exterior and common area doors, rubbish removal, property and liability insurance, licenses, permits and inspections, reasonable legal expenses (excluding legal fees associated with collecting past due rent from tenants in the Building or negotiating leases with tenants in the Building) and property management fees, costs and expenses payable to parties not affiliated with Landlord for maintaining and operating a management or tenant relations office in the Building not greater than one hundred (100) rentable square feet in size, and the reasonable cost of contesting the validity or applicability of any government enactments that may affect Operating Expenses.

          (d) "Taxes" shall mean all Real Property Taxes as hereafter defined in Paragraph 6 and all other taxes which are paid by Landlord and reimbursed by Tenant under this Lease.

          If the aggregate Operating Expenses and Taxes for the 1993 Calendar Year adjusted to reflect 95% of full occupancy for the Building and each calendar year thereafter during the Lease term, exceeds the Base Operating Expenses and Taxes, Tenant shall pay Landlord, as Additional Rent, Tenant's proportionate share of this increase ("Increase'). In no event shall Landlord be liable to Tenant or will Rent be reduced based on the decreased cost of Operating Expenses and Taxes in relation to Base Operating Expenses and Taxes.

          Tenant's proportionate share of Increases in Operating Expenses and Taxes shall be Additional Rent and shall be paid to Landlord, except as otherwise provided in this Lease, as follows: prior to the commencement of each calendar year or within a reasonable period thereafter, Landlord shall estimate, in advance, Tenant's proportionate share of such Increase for the following calendar year and Landlord shall notify Tenant of such estimate in writing. Commencing on the first day of

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          the first month of the calendar year for which Landlord has notified
          Tenant of the estimated Increase, and on the first day of every month thereafter in such year, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/12th) of the Tenant's estimated proportionate share of the yearly Increase. Within ninety (90) days of the end of each calendar year for which Tenant has made estimated payments, Landlord shall furnish Tenant a statement with respect to such year, showing actual charges for the past calendar year and the total payments made by Tenant on the basis of Landlord's estimate. Upon request by Tenant to Landlord, Landlord shall allow Tenant to review Landlord's records with respect to Operating Expenses at all reasonable times. If Tenant's actual proportionate share of the Increase exceeds the payments made by Tenant based on Landlord's estimate, Tenant shall pay the deficiency to Landlord within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments by Tenant based on Landlord's estimate exceeds Tenant's actual proportionate share of the Increase, Tenant's excess payment shall be credited toward future payments by Tenant of Basic Rent or Additional Rent or refunded to Tenant within ten (10) days of Landlord's statement to Tenant if no future Basic Rent or Additional Rent is, in Landlord's judgment, to become due. All Lease provisions with respect to late charges and interest on unpaid Rent shall be applicable to Additional Rent, as well as to Basic Rent and all other monetary amounts due from Tenant under this Lease.

     C.   Monetary Obligations as Rent. All monetary amounts payable by Tenant
          ----------------------------
          to Landlord under this Lease including but not limited to Basic and Additional Rent, Security Deposit, and amounts paid by Landlord to cure Tenant's default(s) shall be deemed "Rent" hereunder.

     D.   Operating Expense Exclusions and Limitations. Notwithstanding anything
          --------------------------------------------
          to the contrary in this Lease, Operating Expenses shall not include, and Tenant shall have no liability for, the following expense items:

          (a) the construction costs, purchase price or depreciation of the Property, Building and Premises, and any additions thereto or expansions thereof, including, without limitation, the cost of tools, equipment and material purchased in connection therewith, and the cost to repair defects therein.

          (b) costs incurred for the repair, maintenance or replacement of the structural components of the Property, Building or Premises, including, without limitation, beams, columns, foundations, footings, structural slabs and the roof.

          (c) coats incurred for the repair, maintenance or replacement of the Property, Building or Premises, or any portion, to the extent of:
               (a) the proceeds of insurance which Landlord is required to maintain under the Lease or actually maintains (whichever is greater), including any deductibles which

                                       4
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               exceed $25,000 and self-insured amounts, unless such costs are attributable to Tenant's or Tenant's guests', employees', agents'), or invitees' negligence or willful misconduct, (b) any reimbursement which Landlord is entitled to receive therefor under any warranties or from any third party (other than on account of a lessee's proportionate share of Operating Expenses), or (c) the negligence or willful misconduct of Landlord or its agents, employees, contractors or invitees.

          (d) rentals and related expenses incurred in leasing air conditioning systems, elevators or other equipment that may be classified as capital expenditures under generally accepted accounting principles, except for rentals and related expenses incurred in connection with the rental of such equipment in order to make repairs or keep permanent systems in operation while repairs are being made, and except for the rental of equipment that is not affixed to the Property and which is used in the maintenance or repair of the Property or Building or the provision of other services required to be furnished by Landlord under this Lease.

          (e) rentals and other payments by Landlord under any ground lease or other lease underlying this Lease, and interest, principal, points and fees on debt or amortization of any deed of trust, mortgage or other debt instrument encumbering all or any portion of the Property or Building.

          (f) expenses and penalties (including, without limitation, attorneys fees) incurred due to Landlords violation of (a) any lease of premises, or (b) any deed of trust, mortgage or ground lease, or
               (c) any law, rule, regulation, code, permit or private restriction, in each case, affecting or applicable to the Property, the Building or any portion thereof.

          (g) leasing commissions, attorneys' fees, tenant improvement costs and other costs and expenses incurred in connection with the leasing, or the improvement for leasing, of any premises.

          (h) any cost incurred in furnishing items or services other than to all tenants of the Property or Building generally.

          (i) advertising, marketing, media and promotional expenditures regarding the Property or Building, and costs of signs in or on the Property or Building identifying the owner, lender or any contractor thereof.

          (j) in the event a parking charge is imposed for use of the parking areas serving the Property or Buildings, costs incurred for the maintenance, repair and operation of such parking areas.

          (k) in no event shall management and administration fees include any salaries, benefits or other compensation paid to personnel who are not engaged full

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               time or part time, as the case may be, in connection with the maintenance, operation or management of the Property; Landlord's general and administrative overhead expenses; costs of automobiles and travel expenses; professional, civic or recreational memberships; costs of seminars, conventions, educational programs and the like; or charitable contributions. Salaries of part-time personnel shall be included in Operating Expenses only to the extent of, and in proportion to, such person's engagement in the maintenance, operation or management of the Property.

               All maintenance and other on-going service contracts for the Property shall be competitively bid; Landlord shall accept the lowest responsible bidder conforming to Landlord's requirements.

               The aggregate sum of all Operating Expenses upon which the tenants' proportionate share is determined for a particular Lease year shall not exceed the aggregate sum of such cost items which are actually incurred by Landlord for the year in question. No cost item shall be included more than once or allocated under more than one expense category.

     E.   Tax Exclusions. Notwithstanding anything to the contrary in the Lease,
          --------------
          "Taxes" (paragraph 3(B)(d) and "Real Property Taxes" (paragraph 6(B)) shall not include, and Tenant shall have no liability for the following charges: (1) interest or penalties imposed as a result of Landlord's failure to pay taxes or assessments when due; (2) any taxes, fees, assessments, levies or similar impositions that are charged or assessed other than with respect to the Premises, Building or Property; (3) increases in real estate taxes resulting from new construction (other than of the Tenant Improvements) or related to Tenant's use of the Premises; (4) Landlord's estate, gift, transfer, franchise or income taxes; or (5) any tax for which Landlord has the right to reimbursement from any other tenant or occupant of the Building or Property. All assessments which can be paid by Landlord or installments shall be included as a reimbursable expense item as if paid over the maximum number of installments permitted, regardless of when Landlord actually pays such assessments.

4.   Security Deposit.  Landlord acknowledges that Tenant has deposited with
     ----------------
     Landlord a Security Deposit in the sum of Seven Thousand, Eight Hundred Ninety-Five and 70/100 Dollars ($7,895.70) to secure the full and faithful performance by Tenant of each term, covenant, and condition of this Lease. If Tenant shall at any time fail to make any payment of Basic Rent or Additional Rent or any other monetary amount due hereunder, or fail to keep or perform any term, covenant, or condition on its part to be made or performed or kept under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply, or retain the whole or any part of said Security Deposit (a) to the extent of any sum due to Landlord; or (b) to make any required payment on Tenant's behalf; or (c) to compensate

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     Landlord for any loss, damage, attorneys' fees or expense sustained by
     Landlord due to Tenant's default. In such event, Tenant shall, within ten
     (10) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. Tenant's failure to do so shall be a material breach of this Lease. No interest shall accrue on the Security Deposit. Should Tenant comply with all the terms, covenants and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit or any balance thereof, less the sums owing to Landlord, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) after the termination of this Lease and vacancy of the Premises by Tenant. Tenant shall not have the right to apply this Security Deposit or any part thereof toward the payment of any Rent due hereunder. Landlord can maintain the Security Deposit separate and apart from Landlord's general funds, or can commingle the Security Deposit with Landlord's general and other funds.

5.   Use of the Premises. The Premises shall be used exclusively for the purpose
     -------------------
     of general office use for a permanent and temporary employment placement agency and all other legally related uses associated therewith. Tenant shall not use, or permit the Premises, or any part thereof, to be used, for any purpose other than the purpose for which the Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the Building in which the Premises are located, or cause a cancellation of any insurance policy covering said Building, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may injure, or disturb the quiet enjoyment of any occupant of neighboring properties or other tenant in the Building or on the Property in which the Premises are located; nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any unlawful purpose. Tenant shall not place any harmful liquids in the drainage system of the Premises or of the Building of which the Premises forms a part. Tenant shall not place any loads upon the floors, walls, ceilings or roof which might endanger the structure nor overload any electrical, mechanical, or other systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside the Building except in trash containers placed inside exterior enclosures approved for that purpose by Landlord, or inside the Building proper where designated by Landlord. No materials or articles of any nature shall be stored upon or permitted to remain outside of the Building proper. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises (including the common areas and hallways of the Building). No loudspeaker or other device, system, or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant covenants and agrees that no diminution of light, air or view by any structure which may be hereafter erected, whether or not by Landlord, or use of the Building by any other occupants or use of neighboring buildings or areas by others shall in any way affect this Lease, entitle Tenant to any reduction of Rent

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     hereunder, or result in any liability of Landlord to Tenant. Tenant shall comply with all Rules and Regulations affecting the Premises which are attached as Exhibit B.
                 ---------

     The term "Hazardous Material" means any hazardous or toxic substance, material or waste, the storage, use, or disposition of which is or becomes regulated by any local governmental authority, the State of California or the United States government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Section 25115, 25117 or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25136 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act),
     (iii) defined as a "hazardous material" "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C.
                                                           -- ----
     Section 6903), (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601) or (xi) listed
                                 -- ----
     or defined as "hazardous waste," "hazardous substance," or other similar designation by any regulatory scheme of the State of California or the United States Government. Tenant, at its sole cost shall comply with all laws and regulations relating to the storage, use and disposal of Hazardous Materials by the Tenant on the Premises. If Tenant does store, use or dispose of any Hazardous Materials on the Premises other than customary office supplies, Tenant shall notify Landlord, in writing, at least five
     (5) days prior to their first appearance on the Premises. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, and Landlord's partners, officers, employees, successors, assigns and agents harmless from and against all claims, demands, damages, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with the storage, use, or disposal of Hazardous Materials by Tenant, its agents, employees, contractors, or sublessees.

     If the presence of Hazardous Materials on the Premises caused or permitted by Tenant, its agents, employees, contractors, or sublessees results in or is likely to result in contamination or deterioration of water or soil resulting in a level of contamination greater than the safe levels established by any governmental agency having jurisdiction over such contamination or if any investigation of conditions, or any clean up, remedial removal or restoration work is required by any federal, state or local governmental agency or political subdivision ("Governmental Agency") because of the level of Hazardous Material in the soil or ground water or on the Premises caused or permitted by Tenant, its agents, employees, contractors, or sublessees, Tenant shall promptly, and at its sole cost, take any and all action necessary to investigate and clean up such contamination. At any time prior to the expiration of the Lease Term, Tenant shall have the right to conduct appropriate tests of waste and soil and to deliver to Landlord the results of such tests to demonstrate that no contamination has occurred as a result of Tenant's use of the Premises. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and Landlord's partners, officers, employees, successors, assigns and agents harmless from and against, all claims, demands, damages, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Premises, the Property of which the Premises are a part, or the surrounding properties to its condition existing prior to the appearance of the Hazardous Materials caused or permitted by Tenant, its agents, employees, contractors, or sublessees.

     If Landlord has good cause to believe that the Premises or the Property which the Premises are a part, have or may become contaminated by Hazardous Materials, Landlord may cause tests to be performed, including wells to be installed on the Property, and may cause the soil or ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests of the installation, maintenance, repair and replacement of such wells shall be paid by Landlord, unless contamination is found and it is determined by Landlord's environmental consultant that Tenant caused such contamination, in which event Tenant shall pay such costs.

     To Landlord's current actual knowledge, without independent investigation, the Premises, Building and Property are free from Hazardous Materials. Landlord hereby indemnifies and agrees to hold Tenant harmless from liability for Hazardous Materials compliance, clean-up or testing to the extent, and only to the extent, such compliance, clean-up or testing are not required because of or attributable to the acts of Tenant. Tenant shall have the right with prior written approval of Landlord at any time during the Lease term to conduct its own test of the soil and/or ground water underlying the Property by using such wells so long as each of the following conditions are satisfied: (i) such tests are conducted by Tenant at its own expense, (ii) it repairs any damage to such wells caused by such test; (iii) it holds Landlord, and Landlord's partners, officers, employees, assigns, successors and agents harmless from any cost, liability or claims including reasonable attorneys' fees, from its tests including mechanic's liens, as well as contamination to the Property or surrounding properties, including the soil and groundwater thereunder, and (iv) it timely delivers copies of the results of such test to Landlord.

     The termination of the Lease shall not terminate the parties' rights and obligations under this Paragraph and the parties hereto expressly agree that the provisions contained herein shall survive the termination of Tenant's leasehold estate.

     Tenant shall abide by all laws, ordinances and statutes, as they now exist or may hereafter be enacted by legislative bodies having jurisdiction thereof, relating to its particular use and occupancy of the Premises.

     The provisions of this Paragraph are for the benefit of the Landlord and Tenant only and shall not be construed to be for the benefit of any other person or occupant of the Premises.

6.   Taxes and Assessments.
     ---------------------

     A. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property or ten (10) days prior to delinquency, whichever is later.

     B. All Real Property Taxes shall be paid by Landlord and shall be included in Operating Expenses described in Paragraph 3 above. The term "Real Property Taxes," as used herein, shall mean and include:
          (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including without limitation, all installments of principal and interest required to pay any general or special assessments for public improvements, and any increases resulting from reassessments caused by any change in ownership of the Premises or otherwise) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy, or use of all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; and landscaping areas, walkways, parking areas, public utilities, or energy within the Premises; and (ii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord or Tenant in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the Commencement Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or Rentals from the Premises, on Landlord's business of leasing the Premises, or based on parking, employment, production or the like at the Premises, or computed in manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based in part upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes."

7.   Insurance.
     ---------

     A.   Indemnity. Tenant agrees to indemnify and defend (with counsel of
          ---------
          Tenant's choosing acceptable to Landlord) Landlord against and hold Landlord and Landlord's partners, employees, officers, assigns and successors harmless from any and all demands, claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of Tenant's use or occupancy of the Premises. This Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the Tenant's use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees. Such indemnification shall not apply to liabilities arising from the negligence or willful misconduct of Landlord or Landlord's employees, agents, contractors and invitees.

     B.   Liability and Worker's Compensation Insurance. Tenant shall, at the
          ---------------------------------------------
          Tenant's expense, obtain and keep in force during the term of this Lease a policy of Worker's Compensation Insurance and a policy of comprehensive public liability insurance insuring Landlord and Tenant, with cross-liability endorsements, against any liability arising out of the condition, use or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount satisfactory to Landlord of not less than $2,000,000 for bodily injury or death as a result of any one occurrence, and $1,000,000 for damage to property as a result of any one occurrence. The insurance shall be with companies authorized to do business in the State of California and companies of Best's Rating Guide of A+9 or better. Tenant shall deliver to Landlord prior to possession, a certificate of insurance evidencing the existence of the policy required hereunder, and such certificate shall certify that the policy
          (1) names Landlord as an additional insured; (2) shall not be canceled or coverage reduced without thirty (30) days prior written notice to Landlord; (3) insures performance of the indemnity set forth in Subparagraph A. above; and (4) the coverage is primary and any coverage by Landlord is in excess thereto.

          Landlord shall, at all times during the term hereof, maintain in effect a policy of public liability and property damage insurance insuring against any liability (including bodily injury or property damage) arising on or about the Property with policy limits determined by Landlord in its sole discretion so long as such policy rates do not exceed commercially reasonable rates paid by Landlords of similar properties in Santa Clara County, California. Such insurance costs shall be included in Operating Expenses described in Paragraph 3 above.

     C.   Insurance of Personal Property, Fixtures and Equipment/Business
          ---------------------------------------------------------------
          Interruption Insurance.  Tenant shall at all times during the term
          ----------------------
          hereof, and at its cost and expense, maintain in effect policies of insurance covering: its personal property, inventory, fixtures and equipment located on the Premises, in an amount not less than one hundred percent (100%) of their actual replacement value, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the personal property, inventory, fixtures, and equipment so insured. In addition, Tenant shall reimburse Landlord, as a part of Operating Expenses, for the cost of a policy of business interruption insurance coverage insuring that 100% of the monthly Basic Rent will be paid to Landlord for a period of not less than one
          (1) year if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of standard fire and extended coverage insurance, with vandalism, sprinkler damage, and malicious mischief endorsements.

     D.   Property Insurance. Landlord shall obtain and keep in force during the
          ------------------
          term of this Lease a policy or policies of insurance coverage including fire, extended coverage, earthquake and flood, for loss or damage to the Premises, in the amount of the full replacement value thereof. Such insurance costs shall be included in Operating Expenses described in Paragraph 3 above.

     E.   Mutual Waiver of Subrogation. The parties hereto release each other
          ----------------------------
          and their respective authorized representatives, partners, officers, agents, employees and servants, from any and all claims, demands, loss, expense, or injury to any person or to the Premises or Building or to the furnishings, fixtures, or equipment, caused by or resulting from perils, events or happenings which are the subject of insurance in force at the time of such loss. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy in effect as required by this Lease.

8.   Operation, Management, Services and Utilities.  All expenses of operation
     ---------------------------------------------
     and management of the Premises and the Building or Property of which the Premises are a part, including, but not limited to, water, gas, light, heat, power, electricity, telephone, trash pick-up, property management services, landscaping, janitorial services, sewer charges, pest control, security charges, and all other services supplied to or consumed on the Premises or the Building or Property of which the Premises are a part shall be included in Operating Expenses described in Paragraph 3 above, except to the extent HVAC charges are directly billed to Tenant for after hours usage. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility or other services to the Premises during the Lease term unless such interruption or failure continues unabated for seventy-two (72) hours and is caused by Owner's negligence or willful misconduct. Utilities and services shall be provided in accordance with the Standards for Utilities and Services set forth in Exhibit "C" which is attached hereto and
                               -----------
     incorporated herein. The parties agree to the terms and provisions set forth in the Standards and to any reasonable or necessary modifications or additions thereto.

9.   Repair and Maintenance.
     -----------------------

     A. Subject to provisions of Paragraph 15, Landlord shall keep and maintain the roof, paving, structural elements, landscaping, irrigation, and exterior walls of the Building and Property in good order and repair. Landlord shall also keep and maintain in good order and repair the windows, window frames, doors, hardware, and interior walls and the electrical, plumbing, lighting, heating, and air conditioning systems, lavatories, elevators, parking lot and all other common areas. Such expenses shall be included in Operating Expenses for purposes of Paragraph 3 above. If, however, any repairs or maintenance are required because of an act or omission of Tenant, or its agents, employees or invitees which creates an undue burden on such items or systems listed above, Tenant shall pay to Landlord upon demand one hundred percent (100%) of the costs of such repair or maintenance. If such costs are covered by insurance carried by Landlord, Landlord shall make a claim under the policy of insurance, Tenant shall pay any deductible (and any portion of such costs not covered by insurance) and Landlord shall credit Tenant for such costs to the extent proceeds from such insurance are actually received by Landlord. In the event such costs are not covered by insurance because Landlord failed to obtain such insurance as required under this Lease, Tenant shall be required to pay only that portion of such costs which would not have been covered by insurance in any event.

     B. Except as expressly provided in Subparagraph A above, Tenant shall, at its sole cost, keep and maintain the interior of the Premises, in good and sanitary order, condition and repair.

          Should Tenant fail to maintain the Premises as required of Tenant hereunder forthwith upon notice from Landlord, Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same, and in that event, Tenant shall reimburse Landlord for the cost of such maintenance or repairs as Additional Rent, at Landlord's election on demand or on the next date upon which Basic Rent becomes due.

          Tenant hereby expressly waives the provisions of Subsection 1 of
          Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord, as provided in Section 1942 of said Civil Code.

10.  Alterations and Additions. Tenant shall not make, or suffer to be made, any
     -------------------------
     alterations, improvements or additions in, on, or about, or to the Premises or any part thereof (except for non-structural alterations costing less than $10,000 which shall not require Landlord's prior written consent provided such work does not interfere with the rights of other tenants of the Building), without the prior written consent of Landlord and without a valid building permit issued by the appropriate governmental authority. In any event, Tenant hereby covenants and agrees to deliver written notice to Landlord at least ten (10) days prior to such commencement of any construction to allow Landlord to post notices of non-responsibility as outlined in this Section. Landlord retains, at its sole option, the right to perform all repairs, alterations, improvements or additions in, on, about, or to said Premises or any part thereof. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Any alteration, addition or improvements to the Premises, except movable furniture and trade fixtures shall become the property of Landlord upon installation (unless Landlord indicates at the time Landlord grants consent that such shall be removed before the last day of the term of the Lease, as the same may be extended), and shall remain upon and be surrendered with the Premises at the termination of this Lease. If Landlord so elects, Tenant shall restore the Premises to the condition existing prior to installation of the alteration, addition or improvement before the last day of the term, as the same may be extended. Alterations and additions which are deemed as trade fixtures include computers, Halon fire systems, telephone systems and furniture. In the event Tenant makes any alterations, improvements, or additions to the Premises, Landlord shall have the right to enter the Premises during Tenant's business hours and after reasonable prior notice, to post such notices of non-responsibility, which shall remain posted until completion of the alterations, additions or improvements. Tenant's failure to notify Landlord as set forth herein in order to allow Landlord to post such notices of non-responsibility shall be a breach of this Lease and Tenant shall indemnify Landlord from and against all claims, losses, damages, and/or liability resulting therefrom, including reasonable attorney's fees. If, during the term hereof, any alteration, addition or change of any sort through all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency as a result of Tenant's particular use, Tenant, at its sole cost and expense, shall promptly make the same.

11.  Acceptance of the Premises and Covenant to Surrender.  By entry and taking
     ----------------------------------------------------
     possession of the Premises pursuant to this Lease, Tenant accepts the Premises as being in good and sanitary order, condition and repair, and accepts the Building and Improvements included in the Premises in their condition existing as of the date of such entry subject to Landlord's punchlist obligation and to latent defects and without representation or warranty by Landlord as to the use or occupancy which may be made thereof. Landlord has received no notice that the Premises do not comply with any applicable law.

     Tenant agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the Premises, together with all alterations, additions and improvements which may have been made in, to, or on the Premises by Landlord or Tenant (except those which Landlord has agreed may be removed by Tenant), unto Landlord in good and sanitary order, condition and repair, excepting for such wear and tear as would be normal for the period of Tenant's occupancy and damage by casualty events or Landlord's failure to perform its obligations under the Lease unless such failure was directly attributable to an act of Tenant or Tenant's employees, agents, contractors or invitees in which event such act would not excuse Tenant from delivering the Premises as set forth herein. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Tenant and title to the same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove, store and/or sell all moveable personal property and trade fixtures so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, then Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the demised Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the demised Premises by Tenant prior to the expiration of the term hereof as provided in this Lease, and such acceptance of the surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The voluntary or other surrender of this Lease of the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all existing subleases or operate as an assignment to Landlord of all such subleases. After the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

12.  Events of Default. The occurrence of any of one or more of the following
     -----------------
     events shall constitute a default hereunder by Tenant:

     A. The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer while in default of any provision of this Lease.

     B. The failure by Tenant to make any payment of Rent, or other payment required to be made by Tenant hereunder, within seven (7) days after written notice that the same is due and unpaid.

     C. The failure by Tenant to observe or perform any of the express covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in A. or B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided further, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion.

     D. An assignment or subletting of this Lease without the consent of Landlord, including, without limitation, an involuntary assignment as defined in Paragraph 21 to the extent Landlord's consent is required pursuant to Paragraph 21.

     E. Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic delinquency, at Landlord's option, Landlord shall have the right, in addition to all other remedies under this Lease and at law, to require that Rent be paid by Tenant quarterly, in advance. This provision shall not limit in any way nor be construed as a waiver of the rights and remedies of Landlord provided herein or by law in the event of even one instance of delinquency.

13.  Remedies for Default.  In the event of any breach of this Lease by the
     --------------------
     Tenant, or an abandonment of the Premises by the Tenant, the Landlord has the option of (1) removing all persons and property from the Premises and repossessing the Premises in accordance with law, in which case any of the Tenant's property which the Landlord removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, or (2) keeping the Lease in effect and allowing the Tenant to remain in full possession and control of the Premises. If the Landlord chooses to repossess the Premises, the Lease will automatically terminate in accordance with the provisions of California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Landlord may recover from the Tenant: (1) the worth at the time of award of the unpaid Rent which had been earned at the time of termination;
     (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rental loss that the Tenant proves could have been reasonably avoided; (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rental loss that the Tenant proves could be reasonably avoided; and (4) any other amount necessary to compensate the Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under the Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of the award", as used in (1) and (2) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of the award," as referred to in (3) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

     If Landlord elects to relet the Premises as provided in this Paragraph, Rent that Landlord receives from reletting shall be applied to the payment of:

     First, any indebtedness from Tenant to Landlord other than Rent due from Tenant;

     Second, all costs, including for maintenance, incurred by Landlord in reletting;

     Third, Rent due and unpaid under this Lease. After deducting the payments referred to in this Paragraph, any sum remaining from the Rent Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from reletting is less than Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs including for maintenance, Landlord incurred in reletting that remain after applying the Rent received from the reletting, as provided in this Paragraph.

     If the Landlord chooses not to repossess the Premises, but allows the Tenant to remain in full possession and control of the Premises, in accordance with provisions of California Civil Code, Section l951.4, the Landlord may treat the Lease as being in full force and effect, and may collect from the Tenant all Rents as they become due through the termination date of the Lease, an specified in the Lease. For the purpose of this Paragraph, the following do not constitute a termination of Tenant's right to possession:

     A.   Acts of maintenance or preservation, or efforts to relet the Premises;

     B. The appointment of a receiver on the initiative of the Landlord to protect its interest under this Lease.

          After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

          Landlord at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due on demand from Tenant to Landlord, and if paid at a later date, bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

          Any Rent not paid when due shall bear interest at the maximum rate an individual is permitted by law to charge from the tenth day that such Rent is due and unpaid until paid and shall be subject to the late charge set forth in Paragraph 3 above.

14.  Destruction. In the event the Premises are destroyed in whole or in part
     -----------
     from any cause, Landlord may, at its option:

     A. Rebuild or restore the Premises to their condition prior to the damage or destruction; or

     B.   Terminate the Lease if the Premises are substantially damaged.

          If Landlord does not give Tenant notice in writing sixty (60) days from the destruction of the Premises of its election to either rebuild and restore the Premises, or to terminate this Lease, and provided that insurance proceeds are sufficient to rebuild or restore the Premises, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to substantially its condition prior to the damage or destruction. If Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction, (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Landlord's obligation to rebuild or restore shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, but shall include those improvements and alterations made by Landlord for the benefit of Tenant.

          In the event the Premises are substantially damaged, Tenant shall have the right to terminate this Lease by providing Landlord with written notice on or before sixty (60) days from the date of substantial damage. For purposes of this paragraph, the term "substantially damaged" shall mean that twenty-five percent (25%) of the net rentable square footage of the Premises are rendered unusable by Tenant as a result of damage to the Premises or Building.

          Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and
          Section 1933, Subdivision 4, of the California Civil Code.

          In the event the Lease is not terminated, there shall be an abatement or reduction of Rent between the date of destruction and the date of substantial completion of restoration, based on the extent to which the destruction and restoration interferes with Tenant's use of the Premises.

          In the event that the Building in which the Premises are situated is damaged or destroyed to the extent of not less than fifty percent (50%) of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not.

15.  Condemnation. If any part of the Premises shall be taken for any public or
     ------------
     quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains, which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the term only such portion of such Rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking. Tenant shall have the option to terminate this Lease in the event that such taking causes a reduction in the net rentable square feet of the Premises by twenty-five percent (25%) or more. If all of the Premises or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, as reasonably necessary for Tenant's conduct of its business as contemplated in this Lease, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Landlord, and the Tenant shall have no claim thereto, and the Tenant hereby irrevocably assigns and transfers to the Landlord any right to compensation or damages to which the Tenant may become entitled during the term hereof by reason of the purchase or condemnation of all or a part of the Premises. Tenant shall have the right to separately petition and to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to

     Tenant's business, including without limitation the loss of goodwill by reason of any appropriation, and for or on account of any cost or loss to which Tenant might be put in removing and relocating Tenant's merchandise, furniture, moveable trade fixtures, and equipment. In no event, however, shall the loss of goodwill include any diminution in the value of the leasehold or the bonus value of this Lease. Each party waives the provisions of Code of Civil Procedure, Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

16.  Free from Liens. Tenant shall (1) pay for all labor and services performed
     ---------------
     or materials used by or furnished to Tenant, or any contractor employed by Tenant with respect to the Premises, and (2) indemnify, defend and hold Landlord and the Premises harmless and free from any liens, claims, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed or materials used by or furnished by Tenant or any contractor employed by Tenant with respect to the Premises, and (3) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related, or receiving materials for use upon the Premises, and (4) delivers to Landlord written notice prior to commencement of construction to allow Landlord to post a notice of non-responsibility in accordance with the statutory requirements of California Civil Code, Section 3094, or any amendment thereof. In the event an improvement bond with a public agency in connection with the above is required to be posted, Tenant agrees to include Landlord as an additional obligee.

17.  Compliance with Laws. Tenant shall, at its own cost, comply with and
     --------------------
     observe all requirements of all municipal, county, state and federal authority now in force, or which may hereafter be in force, pertaining to Tenant's use and occupancy of the Premises, including, but not limited to all provisions of the Americans with Disabilities Act of 1990 and all regulations promulgated thereunder, as the same may be amended; provided, however, that the foregoing shall not be deemed to obligate Tenant to make any alterations, improvements or additions to the Building or Property.

18.  Subordination.  Tenant agrees that this Lease shall, at the option of
     -------------
     Landlord, be subject and subordinate to any mortgage, deed of trust, or other instrument of security, which has been or shall be placed on the land and Building, or land or Building of which the Premises form a part, and this subordination is hereby made effective without any further act of Tenant or Landlord provided that this Lease and Tenant's rights hereunder shall not be limited, altered or terminated so long as Tenant observes and performs its obligations hereunder. The Tenant shall, at any time hereinafter, on demand, execute any documents that may be required by a mortgagee or beneficiary under any deed of trust, solely for the purpose of subjecting or subordinating this Lease to the lien of any such mortgage, deed of trust, or other instrument of security. If Tenant fails to execute and deliver any such documents or instruments, Landlord shall have the right to execute and deliver any such documents or instruments on behalf of Tenant.

     If this Lease is or becomes subordinate to any encumbrance now of record or encumbrance recorded after this date affecting the Premises, then Tenant agrees to attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure and Landlord shall use its best efforts to obtain a written agreement from such purchaser, grantee or transferee agreeing to perform Landlord's obligations under this Lease. However, failure to obtain such written consent shall not constitute a breach by Landlord under this Lease. In such event, Tenant shall execute, at Landlord's or lender's request, such recognition and attornment agreement as lender, at its option, may require solely to confirm such attornment.

19.  Abandonment. Tenant shall not vacate nor abandon the Premises at any time
     -----------
     during the term; and if Tenant shall abandon, vacate said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord; provided, however, that Tenant shall not be deemed to have abandoned or vacated the Premises so long as Tenant continues to pay all Rents and other sums due under this Lease from Tenant as and when due, and otherwise performs pursuant to the terms and conditions of this Lease.

20.  Assignment and Subletting.
     -------------------------

     A.   Landlord's Consent Required. Tenant shall not, either voluntarily or
          ---------------------------
          by operation of law, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance, which consent may not unreasonably be withheld by Landlord. In exercising its reasonable discretion, Landlord may consider all commercially relevant factors involved in the leasing, subleasing or assignment of the space, including, but not limited to, the following: (i) the credit worthiness and financial stability of the prospective assignee or sublessee; (ii) the compatibility of the prospective assignee or sublease with Landlord, its property manager, and other tenants in the Building; (iii) the references from prior landlords of such prospective sublessee or assignee; (iv) the past history of such sublessee or assignee with respect to involvement in litigation and bankruptcy proceedings; (v) whether the proposed use of the Premises by the prospective sublessee or assignee falls within the use permitted under Paragraph 5; (vi) whether said sublessee or assignee and the proposed use of the Premises is likely to have an adverse impact on pedestrian and vehicular traffic and parking facilities, and
          (vii) the anticipated use, storage, generation, treatment and disposal of Hazardous Materials by such prospective sublessee or assignee. The presence of one negative factor enumerated above shall be deemed reasonable justification for Landlord's withholding consent. Tenant shall provide Landlord with prior notice of any proposed assignment or sublease as provided in Paragraph 21B. Consent by Landlord to one or more assignments of this Lease or to one or more subletting of the Premises shall not operate to exhaust Landlord's rights under this Paragraph. All Rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease and after deducting the reasonable costs and expenses incurred by Tenant in effecting such sublease or assignment shall be paid to Landlord. Any sublease or assignment permitted herein, shall automatically terminate Tenant's option(s), if any, to extend the term of this Lease and such options shall not be available to any assignee, sublessee or other transferee. Landlord's consent and the other restrictions set forth in this subparagraph shall not apply to an assignment or subletting to any corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment or sublet equal to or greater than the net worth of Tenant at the time of execution of this Lease and further provided the corporation's use of the Premises complies with the use provisions of this Lease. Landlord's consent and the other restrictions of this subparagraph A also shall not apply to any assignment or subletting to any corporation which controls, is controlled by or is under common control with Tenant by means of an ownership interest of more than fifty percent (50%).

     B.   Notice to Landlord. If Tenant desires at any time to assign this Lease
          ------------------
          or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information concerning the proposed sublessee or assignee as Landlord may need to make a prudent and considered decision.

     C.   Tenant Not Released. No subletting or assignment, even with the
          -------------------
          written consent of Landlord, shall relieve Tenant of its obligation to pay the Rent and perform all of the other obligations to be performed by Tenant hereunder. Tenant shall indemnify and hold Landlord harmless from any and all claims, damages, liability and expenses, including reasonable attorneys' fees and costs arising out of any claims by brokers or others for commissions or finder's fees with respect to any subletting or assignment by Tenant. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all Rent from any subletting, and Landlord, as assignee for Tenant or receiver for Tenant appointed on Landlord's application may collect such Rent and apply it toward Tenant's obligations under this Lease, except that, until the occurrence of any act of default by Tenant, Tenant shall have the right to collect such Rent.

     D.   Involuntary Assignment. No interest of Tenant in this Lease shall be
          ----------------------
          assignable by operation of law. Without limiting the foregoing, each of the following acts shall be considered an involuntary assignment:

          (a)  Transfer of this Lease by testacy or intestacy;

          (b) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any general partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

          (c) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where possession is not restored to Tenant within sixty (60) days so long as no monetary default exists under this Lease; or

          (d) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where seizure is not discharged within sixty (60) days so long as no monetary default exists under this Lease.

               An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

     E.   Tenant to Reimburse for Expenses. Tenant agrees to reimburse Landlord
          --------------------------------
          as Additional Rent upon demand for Landlord's reasonable costs and attorney's fees not to exceed $1,500 incurred in conjunction with the processing, investigation and documentation of any requested assignment, subletting, transfer, involuntary assignment change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises, regardless of whether any request actually results in a permitted assignment, sublease, or other transfer.

21.  Parking.  Any parking charges, surcharges, or any other cost hereafter
     -------
     levied or assessed by local, state or federal governmental agencies in connection with the use of the parking facilities serving the Premises, including, without limitation, any parking surcharge imposed by or under the authority of the Federal Environmental Protection Agency shall be included in Operating Expenses in Paragraph 3 above. Each tenant, its agents, officers, employees and invitees, shall have the non-exclusive right (in conjunction with the use of the part of the Building leased to such tenant) to make reasonable use of any driveways, sidewalks and parking area located on the Property on which the Building is situated, except such parking areas as may from time to time be leased for exclusive use by other tenant(s). Tenant's such reasonable use of parking area shall not exceed that percent of the total parking area which is equal to Tenant's proportionate share of expenses set forth in Paragraph 3, subparagraph C above. Tenant shall have the right to use, in common with all other tenants of the Building four (4) parking spaces per every one thousand (1,000) square feet of net rentable space leased by Tenant. Landlord shall maintain the parking lot in a good and clean well lighted condition.

22.  Insolvency or Bankruptcy. Either (a) the appointment of a receiver to take
     ------------------------
     possession of all or substantially all of the assets of Tenant, which is not dismissed within sixty (60) days, so long as Tenant is not in monetary default or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act, which is not dismissed within sixty (60) days so long as Tenant is not in monetary default shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall terminate ten (10) days after written notice of termination from Landlord to Tenant. This section is to be applied consistent with applicable state and federal law in effect at the time such event occurs.

23.  Landlord Loan or Sale. Tenant agrees, promptly following request by
     ---------------------
     Landlord, to (a) execute and deliver to Landlord any estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect, (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying those known to Tenant, and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord, to be secured by deed of trust or mortgage covering the Premises, or a purchase of the Premises from Landlord, and (b) to deliver to Landlord the current financial statements of Tenant, including a balance sheet and profit and loss statement, for the most recent fiscal year completed and prepared in the ordinary cause of Tenant's business using prudent business accounting practices consistently applied. Landlord agrees not to disclose such financial statements except to lenders considering loans utilizing the Property as collateral or purchasers interested in purchasing the Property who, in each case have agreed to maintain such financial statements in confidence. Tenant's failure to deliver an estoppel certificate within ten
     (10) days following such request shall constitute a default under this Lease and shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord, and that there are no uncured defaults in Landlord'" performance. If Tenant fails to deliver the estoppel certificate within the ten (10) days, Landlord shall have the right to execute and deliver the certificate to any third party on behalf of Tenant.

24.  Surrender of Lease.  The voluntary or other surrender of this Lease by
     ------------------
     Tenant, or a mutual cancellation thereof, shall not work a merger nor relieve Tenant of any of Tenant's obligations under this Lease, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

25.  Attorney's Fees. If, for any reason, any suit be initiated to enforce any
     ---------------
     provision of this Lease, the prevailing party shall be entitled to legal costs, expert witnesses expenses and reasonable attorney's fees as fixed by the Court.

26.  Notices. All notices to be given to Tenant may be given in writing,
     -------
     personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant at the said Premises, whether or not Tenant has departed from, abandoned or vacated the Premises. Any notice or document required or permitted by this Lease to be given Landlord shall be addressed to Landlord at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:

     Landlord:      5300 Stevens Creek Boulevard Joint Venture
                    c/o Cushman & Wakefield
                    Bank of America Center
                    555 California Street
                    Suite 2700
                    San Francisco, CA 94104

     with copy to:  Hutton1GSH Qualified Properties 80
                    Shearson Lehman Brothers Plaza
                    388 Greenwich Street
                    28th Floor
                    N.Y., N.Y. 10013
                    Attn: Mr. William Caulfield

     Tenant:        Stellar Corporation d/b/a
                    Snelling Personnel Services
                    5300 Stevens Creek Boulevard
                    Suite 320
                    San Jose, CA 95129

     A notice shall be deemed to be given (i) on the third day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party as indicated herein and
     (ii) in all other cases when actually received at the party's address. either party may change its address by giving notice of the same in accordance with this paragraph.

27.  Waiver. The waiver by Landlord or Tenant of any breach of any term,
     ------
     covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of such term, covenant, or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular Rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

28.  Holding Over. Any holding over after the expiration of the term or any
     ------------
     extension thereof, with the consent of Landlord, shall be construed to be a tenancy from month-to-month, at a Rental of one and one-half times the monthly Rental due for the last month of the term of the Lease, and shall otherwise be on the terms and conditions herein specified so far as applicable.

29.  Rules and Regulations.  As a condition to this Lease, Tenant agrees to
     ---------------------
     abide by all of the Rules and Regulations for the Building which Rules and Regulations are attached hereto as Exhibit B. Moreover, Tenant agrees to
                                        ---------
     abide by any reasonable changes to such Rules and Regulations as may be adopted by Landlord for the safety, care and cleanliness of the Building and/or Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations.

30.  Limitation on Landlord's Liability. If Landlord is in default of this
     ----------------------------------
     Lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Premises, or in the Building, other improvements, and land of which the Premises are part, and out of Rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Premises or in the Building, other improvements, and land of which the Premises are part. The partners comprising the partnership or officers of the corporation designated as Landlord shall not be personally liable for any deficiency. The provisions of this paragraph shall not apply to limit the individual liability of Landlord or its partners, officers, agents or employees for their willful misconduct.

31.  Sale of Transfer of Premises.  If Landlord sells or transfers all or any
     ----------------------------
     portion of the Premises, or Building or Property of which the Premises are a part, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. Landlord shall use its best efforts to obtain from the new transferee an agreement in writing whereby the transferee agrees to perform all of Landlord's obligations under the Lease. However, failure to obtain such writing shall not constitute a breach by Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord agrees to transfer the security deposit or prepaid Rent to Landlord's successor, other than any portion of the security deposit applied or retained to compensate Landlord for any loss or damage which Landlord may have suffered as a result of Tenant's default, and thereupon, Landlord shall be discharged from any further liability in reference thereto.

32.  Landlord's Right to Perform. All terms, covenants and conditions of this
     ---------------------------
     Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to pay any sum of money required to be paid by it hereunder or shall fail to perform or observe any other term hereunder on its part to be performed or observed, Landlord may, at its option, without waiving or releasing Tenant from any obligation of Tenant hereunder, make any such payment or perform or observe any such other term or act on Tenant's part to be performed or observed. All sums so paid by Landlord and all reasonably necessary costs of such performance or observation by Landlord together with interest thereon from the date incurred at the maximum rate an individual is permitted by law to charge, shall be paid by Tenant to Landlord as Additional Rent on demand, in which event and as to the same Landlord shall have the same rights and remedies against Tenant as in the case of nonpayment of Rent hereunder.

33.  Landlord's Right of Entry.  Landlord (and/or its representatives) shall
     -------------------------
     have the right, at all reasonable times during Tenant's business hours and after not less than 24 hours prior notice (except in the case of an emergency for which no notice or time restriction applies), to enter the Premises to place "For Lease" (only during the last 6 months of the Lease
     Term) or "For Sale" signs on the Premises to show the Premises to prospective tenants, purchasers or lenders, to post notices; to inspect, or perform its maintenance, repair and other obligations under this Lease, and in connection therewith to erect scaffolding and other necessary structures in or near the Premises; provided that such entry and all activities of Landlord in or about the Premises shall be done in a manner so as to cause the least practicable interference with Tenant's use of the Premises; no materials, equipment or tools shall be stored in the Premises; all debris shall be removed daily; and Landlord shall indemnify Tenant against all damage and injury resulting therefrom (other than the direct interference with Tenant's operations). Landlord shall also have the right to enter the Premises in those emergency situations which could involve potential injury to persons or loss of property. All of the above shall be without abatement of Rent and any such entry shall not be construed as a forcible or unlawful entry, or a detainer, or an actual or constructive eviction of Tenant from the Premises.

34.  Signs. No sign, placard, picture, advertisement, name or notice shall be
     ------
     inscribed, displayed, printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises or any interior windows visible from common areas of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove the same without notice to and at the expense of Tenant. If Tenant is allowed to display a sign on or about the Premises, then at Landlord's option upon expiration or other sooner termination of this Lease, Tenant shall at Tenant's sole cost both remove such sign, repair all damage caused thereby and restore the appearance of the Premises to its condition prior to the placement of said sign. All approved signs (or lettering on outside doors) shall be done at the expense of Tenant by a person approved of by Landlord.

35.  Force Majeure.  Neither Landlord nor Tenant shall be deemed in default of
     -------------
     the obligations under this Lease if performance is delayed or becomes impossible because of delays caused by the fault or neglect of the other party or because of acts of God, war (whether declared or undeclared), earthquake, fire, labor strike, acts of public agencies, embargoes, stormy or other adverse weather, riot, civil commotion, insurrection, blockade, inability to obtain materials, supplies or fuels and such other contingencies beyond the control of the performing party. Upon such an event, the time for performance, shall be extended to reasonably allow prompt performance, but in no event shall such extension be greater than one hundred twenty (120) days beyond the original date for performance, in which case, the party to whom the obligation is owed may terminate this Lease by giving notice to the other party. This Paragraph 35 shall not be applicable to the payment of Rent or other monetary sums under this Lease.

36.  Miscellaneous.
     -------------

     A. Time is of the essence of this Lease, and each and all of its provisions.

     B. The term "Building" shall mean the building in which the Premises are situated, and which is located at 5300 Stevens Creek Boulevard, San Jose, CA.

     C. The term "Property" shall mean the real property on which the Premises are situated and which is described on Exhibit A attached hereto.

     D.  The term "assign" shall include the term "transfer."

     E. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

     F. All parties hereto have equally participated in the preparation of the Lease.

     G. The headings and title to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

     H. Landlord has made no representation(s) whatsoever to Tenant (express or implied) except as may be expressly stated in writing in this Lease instrument.

     I. This instrument contains all of the agreement and conditions made between the parties hereto, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in interest.

     J. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

     K. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall jointly and severally be liable hereunder.

     L. This Lease has been negotiated by the parties hereto and the language hereof shall not be construed for or against either party.

     M. All exhibits to which reference is made are deemed incorporated into this Lease, whether or not actually attached.

     N. All provisions, whether covenants or conditions, on the part of Landlord or Tenant shall be deemed to be both covenants and conditions.

     O. This Lease shall in all respects be governed by, and construed and enforced in accordance with the laws of the State of California.

37.  Option Period.
     -------------

     A. So long as Tenant is not in default under this Lease, either at the time of exercise or at the time the extended term commences, Tenant shall have the option to extend the initial term of this Lease for one
          (1) additional period of 3 years (the "option period") on the same terms, covenants, and conditions of this lease, except that the monthly rent during the option period will be determined pursuant to paragraph 37.(B) and Tenant's proportionate share of Operating Expenses and Taxes shall be recalculated if Tenant has taken additional space in the Building. If Tenant elects to extend the Lease Term, Tenant shall exercise its option by giving Landlord written notice ("option notice") at least one hundred eighty (180) days prior to the expiration of the initial term of this Lease. In the event Tenant elects to extend the term of this Lease, Landlord shall, at its sole cost and expense repaint the Premises and steam clean all carpets in the Premises.

          During the option period, the base year for purposes of calculating adjustments to Operating Expenses shall be the actual operating expenses for calendar year 1995 or calendar year 1992, whichever is greater.

     B.   Option Period Basic Rent. The Basic Rent for he option period will be:
          ------------------------

          Years 1-3  Monthly Rent  $8,405.10

38.  Tenant Right of First Refusal.
     -----------------------------

     So long as Tenant is not in default under this Lease, Tenant shall have the right of first refusal and the right to lease Suite 340 of the Building (approximately 1,000 square feet) as set forth below:

     A. Expansion must take into account proper and legal exiting and code restrictions for the expansion space.

     B. The term for the expansion space shall be coterminous with the Term of the Lease provided there is a minimum of one year remaining on the Term.

     C. Provided there is not less than 12 months remaining on the Lease term, Landlord shall carpet the expansion suite to match the carpet in the Premises.

     D. In the event of a bonafide offer or letter of intent from a third party tenant to lease the expansion space, Landlord shall notify Tenant of such offer and Tenant shall have five (5) business days to respond. If Tenant elects to exercise its right of first refusal, Tenant shall agree to the effective rental rate and all material terms of the third party offer or letter of intent except the term which shall be as set forth in subparagraph (b) above. Any increase in the cost of the tenant improvement. presented in the bonafide offer or letter of intent and the actual cost of such tenant improvements shall be amortized over the remaining lease term and paid by Tenant as Additional Rent. Any decrease in the cost of the tenant improvements presented in the bonafide offer or letter of intent and the actual cost of such tenant improvements shall be amortized over the remaining lease term and the Basic Rent shall be reduced over the term of the Lease by such amortized amount.

          If Tenant fails to respond to such third party offer or letter of intent within five (5) business days, or if Tenant rejects such offer or letter of intent, Landlord may proceed to lease such space to the third party for the ensuing ninety (90) day period. If no lease is signed within such ninety (90) day period or any of the material terms of the third party offer are changed, Landlord shall present the offer again to Tenant for Tenant's acceptance or refusal.

          In the event Tenant elects to expand, an addendum to Lease will be prepared stating new rent, improvements, term and security deposit increase.

39.  Tenant Improvements.  Landlord shall, at Landlord's sole expense, provide a
     -------------------
     turn-key buildout of the Premises to accommodate Tenant's desired configuration subject to acceptance of construction drawings by Landlord and Tenant and further subject to all existing building codes, ordinances and regulations currently in effect and obtaining building permits from the City of San Jose.

     When the final floor plan and specification for the Premises have been agreed upon, they will be attached as Exhibit A-1 to this Lease. Landlord agrees to improve the subject space in accordance with Exhibit A-1 as so attached. Landlord represents and warrants that (i) all work to be performed shall be performed in accordance with applicable laws, (ii) all work to be performed shall be done in a good and workmanlike manner; (iii) all materials shall be commercial grade approved by Tenant; (iv) Tenant shall have the right to approve final drawings, material qualities, finish schedules, and color boards; (v) Tenant shall have the right to inspect work in progress (at Tenant's own risk) and to submit change orders. Tenant shall pay any cost increase due to its requested change orders and shall assume the responsibility for any delays caused by such change orders; (vi) Tenant shall have the right to provide Landlord with a punchlist for all items which remain to be completed after substantial completion and such items shall be completed within thirty (30) days after Landlord receives such list.

40.  Brokerage Commission. Landlord warrants that it has dealt only with J.R.
     --------------------
     Parrish - Colliers International and Cushman & Wakefield, Inc. (collectively "Broker") pursuant to the terms of a separate leasing commission agreement and shall be solely responsible for the payment of any commission due thereunder. Each party hereto represents and warrants to the other that it has not had any dealing with any real estate brokers, leasing agents or salesmen (other than Broker) or incurred any obligations for the payment of a real estate brokerage commission or finder's fee which would be earned or due and payable by reason of the execution of this Lease and each party agrees to indemnify, defend, and hold harmless the other party from any claim for any commission or fees which result from the actions of indemnifying party Tenant agrees and acknowledges that Landlord shall pay a brokerage commission in connection with exercising its right of first refusal or option to extend this Lease only if Tenant acknowledges J.R. Parrish - Colliers International as
     ----
     Tenant's broker of record at the time when the renewal or expansion occurs; which commission shall be in an amount and on terms which are in accordance with the Schedule of Commissions set forth in Landlord's listing agreement with Cushman & Wakefield. In the event Tenant is represented by any other broker other than J.R. Parrish - Colliers International in connection with exercising its right of first refusal or option to extend this Lease, Tenant shall be solely responsible for the payment of any commission due to such other broker.

41.  Lease Guaranty. This obligations of Tenant under this Lease are and shall
     --------------
     be unconditionally and irrevocably personally guaranteed by Brenda Hall pursuant to the terms of that certain Guaranty of Lease of even date with this Lease.

42.  No Competitors.  Landlord agrees that it will not lease any other space in
     --------------
     the Building to any permanent or temporary employment agencies. Tenant acknowledges and agrees that Haldane, a current tenant in the Building is not considered to be a competitor of Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the date first above written.

LANDLORD:                                      TENANT:

5300 STEVENS CREEK BOULEVARD                   STELLAR CORPORATION., a
JOINT VENTURE, a California                    California corporation d/b/a
General Partnership                            SNELLING PERSONNEL SERVICES



By:  HUTTON/GSH QUALIFIED                      By:   /s/ Brenda Hall
     PROPERTIES 80, a Virginia                    ------------------------------
     Limited Partnership, Its                      BRENDA HALL, President
     Managing General Partner


By:  HUTTON REAL ESTATE SERVICES,
     INC., a Delaware Corporation,
     Its Managing General Partner

By:   /s/ William Caulfield
   ------------------------------
    WILLIAM CAULFIELD
    Its:  Vice President

The land referred to herein is described as follows:

All that certain real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

Beginning at the point of intersection of the Westerly line of that certain
1.102 acre tract of land described as Parcel Four in the deed from Stern & Price Construction Co., A Partnership, et al, to the State of California, dated August 2, 1961, recorded August 24, 1961 in Book 5275 of Official Records, Page 108, Santa Clara County Records, with a line which is parallel with and distant Southerly at right angles 15 feet from the Southerly line of Stevens Creek Road; thence from said point of beginning along the said Westerly line of the 1.102 acre tract for the three following courses and distances: South 08 deg. 46' 27" East 342.49 feet, South 02 deg. 51' 19" East 100.14 feet and South 0 deg. 07' 40" West 71.22 feet to the Southwesterly corner thereof in the Northeasterly line of that certain 8.802 acre tract of land described as Parcel Three in the deed to said State of California above referred to; thence North 55 deg. 58' 41" West along the said Northeasterly line of said 8.802 acre tract of land described as Parcel three in the deed to said State of California above referred to, for a distance of 848.88 feet; thence along an arc of a curve to the right, tangent to the preceding course, with radius of 20.00 feet, through a central angle of 146 deg. 35' 44" for an arc distance of 51.17 feet; thence North 0 deg. 37' 03" East 5.00 feet to a point on a line which is parallel with and distant Southerly at right angles 15 feet from the Southerly line of said Stevens Creek Road; thence along last said parallel line South 89 deg. 22' 57" East 640 feet, more or less, to the point of beginning.

                                   EXHIBIT A

                                   EXHIBIT B

RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building outside of the Premises without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, or stairways of the Building. The halls, passages, exits, entrances, elevators, and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall comply with all applicable building codes in their installation.

8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. All damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations. Tenant shall not allow or keep any animals or pets of any kind on the Premises, except for seeing-eye dogs which are for the direct purpose of aiding and assisting the visually impaired.

10. Tenant shall not use any method of heating other than that supplied by Landlord.

11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord's reasonable requests to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep doors to exterior corridors closed.

12. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 7:30 A.M. and at all hours on Saturdays, Sundays and legal holidays, any person who, in Landlord's sole opinion, has no legitimate business in the Building. Landlord shall in no event be liable for any damages for any error with regard to the admission to, or exclusion from, the Building of any person. In the event of invasion, mob, riot, public excitement or other similar circumstances (as determined by Landlord in its sole opinion) Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including locking doors.

13. Tenant shall see that the doors of the Premises are closed and locked and that all water faucets and water apparatus are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage. In the event of any default or carelessness in this regard, Tenant shall be liable for all injuries sustained by Landlord and other tenants or occupants of the Building. Tenant shall keep the doors to the Building corridors closed at all times except for ingress and egress.

14. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

15. Except with the prior written consent of Landlord, Tenant shall neither sell, nor permit the sale at retail of, newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises, nor shall Tenant carry on, or permit to allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises as a service or accommodation to occupants of any other portion of the Building, nor shall the Premises be used for any business or activity other than that specifically provided for in the Lease.

16. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building without written approval by Landlord. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

17. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without the consent of Landlord. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from non-compliance with this rule.

18. Tenant shall not install, maintain or operate upon the Premises any vending machine (except for those vending machines indicated on the final approved plan for the tenant improvements referred in paragraph 41 of the Lease) without the written consent of Landlord.

19. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

20. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs.

21. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

22. Tenant shall not allow a "fire sale" or bankruptcy sale or any auction to be held on the Premises or allow the Premises to be used for the storage of merchandise held for sale to the general public or for manufacturing of any kind.

23. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind, other than bicycles, into the Building.

24. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

26. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

27. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

28. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not store vehicles in the Building parking areas nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheel trucks.

29. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

30. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event of any conflict, between the terms of any lease and these Rules and Regulations, the terms of the lease shall control.

31. Landlord reserves the right to make such other and reasonable and uniform Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any such additional rules and regulations which are adopted.

32. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                        MEMORANDUM OF COMMENCEMENT DATE
                        -------------------------------

Landlord:      5300 Stevens Creek Boulevard Joint Venture

Tenant: Stellar Corporation, a California corporation, d/b/a Snelling Personnel Services

Premises:      Approximately 3,094 net rentable square feet of office space on the 3rd floor of that Building commonly known as 5300 Stevens
               Creek Boulevard, San Jose, California.

Addendum Date: April 17, 1992

Pursuant to Article 2 of the above referenced lease, the Commencement Date is hereby established as June 5, 1992.
                      ------------

Landlord
--------

5300 STEVENS CREEK BOULEVARD
JOINT VENTURE, a California General Partnership

By:  HUTTON/GSH QUALIFIED PROPERTIES 80,
a Virginia Limited Partnership, Its Managing
General Partner

By:  HUTTON REAL ESTATE SERVICES, INC.,
a Delaware corporation, Its Managing General
Partner

By:   /s/ William Caulfield
   ------------------------
     WILLIAM CAULFIELD
     Its:  Vice President

Tenant
------

STELLAR CORPORATION,
a California corporation d/b/a SNELLING PERSONNEL
SERVICES

By:   /s/ Brenda Hall
   ------------------
     BRENDA HALL, President

                        MEMORANDUM OF COMMENCEMENT DATE
                        -------------------------------
Landlord:      5300 Stevens Creek Boulevard Joint Venture

Tenant:        Stellar Corporation, a California corporation

Premises:      Expansion Area of approximately 1,205 net rentable square feet of office space on the 3rd floor of that Building commonly known as 5300 Stevens Creek Boulevard, San Jose, California.

Addendum Date: December 22, 1993

Pursuant to Article 2 of the above referenced Addendum., the Commencement Date is hereby established as January 15, 1994.
                         ----------------

Landlord
--------

5300 STEVENS CREEK BOULEVARD
JOINT VENTURE, a California General Partnership

By:  HUTTON/GSH QUALIFIED PROPERTIES 80, a
Virginia Limited Partnership, Its Managing
General Partner

By:  HUTTON REAL ESTATE SERVICES, INC.,
a Delaware Corporation, Its Managing General
Partner

By:   /s/ William Caulfield
   ------------------------
     WILLIAM CAULFIELD
     Its:  Vice President

Tenant
------

STELLAR CORPORATION, a California
corporation

By:   /s/ Brenda Hall
   ------------------
     BRENDA HALL, President

                            FIRST ADDENDUM TO LEASE
                            -----------------------

This Addendum is hereby made a part of that certain "Office Lease" (the "Lease") dated April 17, 1992 by and between 5300 Stevens Creek Boulevard Joint Venture, ("Landlord"), and Stellar Corporation, a California corporation, ("Tenant"), for the premises located at 5300 Stevens Creek Boulevard, San Jose, California, Suite 320. The First Addendum to Lease is dated this 22nd day of December
1993 solely as hereinafter described.

Tenant has indicated a desire to lease additional space in the building and Landlord has agreed to lease this additional space to Tenant on the following terms and conditions:

1.   Additional Premises:
     -------------------

The additional premises consists of Suite 360 containing approximately 1,205 net rentable square feet of space on the 3rd floor (approximately 1,076 usable square feet plus a twelve percent (12%) load factor) (the "Expansion Area").
The Expansion Area is contiguous to Suite 320, which is currently occupied by Tenant.

     Total Premises:

               Original Lease 5,094 rentable sq. ft.

               Addendum #1    1,205 rentable sq. ft.

     Total Rentable Area      6,299 rentable sq. ft.

2.   Term:
     ----

The term of the Lease as it applies to the Expansion Area shall commence upon the substantial completion of the tenant improvements, now estimated to occur on January 1, 1994, or on the date Landlord notifies Tenant that the Expansion Area is ready for occupancy, whichever is later. Provided, however, that if Tenant makes changes to the Construction Documents prepared by Ambiance Associates dated November 5, 1993, Job No. 3384 as approved by Tenant which delay the completion of the improvements, or if the Tenant, its employees, contractors, agents, or invitees in any way delay Landlord from completing the improvements as outlined in the Construction Documents, then the Lease term for the Expansion Area shall commence upon the earlier of substantial completion or the date the improvements would have been completed but for such changes or delays. The term of the Lease for the Premises and the Expansion Area shall terminate 36 months after the commencement of the Lease for the Expansion Space.

3.   Basic Rent:
     ----------

The rental rate for the Original Space and the Expansion Space shall be as follows:

     Original Space:            5,094 rentable square feet
                                $1.55 per square foot, per month for the remaining term of the lease

Stellar Corporation
First Addendum
Page Two

     Expansion Space:           1,205 rentable square feet
                                Months 1-2, Free Rent
                                Months 3-36, $1.55 per square foot

4.   Operating Expenses:
     ------------------

Tenant's percentage operating expenses and taxes for the Expansion Area, shall be 1.4%. The Original Space percentage for operating expenses and taxes is 6.0%, and the total is 7.4%.

5.   Tenant Improvements:
     -------------------

Landlord will provide Tenant with a turnkey buildout based on Ambiance Associates Construction Documents dated November 5, 1993, Job. No. 3384 as approved by Tenant.

6.   Recarpet and Paint:
     ------------------

In January 1995, Landlord will provide Tenant with an allowance of $3.51 per square foot for the entire square footage (6,299) for repainting and recarpeting portions of Tenant's suite due to wear and tear.

Except as expressly provided hereunder, all other terms and conditions of said Lease, including Memorandum of Lease and Riders, shall remain in full force and effect.

Stellar Corporation
First Addendum
Page Three


IN WITNESS WHEREOF, LANDLORD AND TENANT have executed this Addendum as of the date of the first written above.

LANDLORD:                                           TENANT:
5300 Stevens Creek Boulevard                        Stella Corporation, a
Joint Venture, a California                         California corporation
General Partnership

By:  Hutton/GSH Qualified Properties 80,            By:   /s/ Brenda Hall
a Virginia Limited Partnership, Its                    -------------------------
Managing General Partner                                     Brenda Hall
                                                             Its:  CEO

By:  Hutton Real Estate Services, Inc.,
a Delaware Corporation, Its
Managing General Partner

By:   /s/ William Caulfield
   -----------------------------------
        William Caulfield
        Vice President

                        MEMORANDUM OF COMMENCEMENT DATE
                        -------------------------------

Landlord:      5300 Stevens Creek Boulevard Joint Venture

Tenant:        Hall-Kinion and Associates, Inc., a California Corporation

Premises:      Expansion Area of approximately 3,100 net rentable square feet of office space on the 4the floor, Suite 450, of that Building commonly known as 5300 Stevens Creek Boulevard, San Jose,
               California.

Addendum Date: May 17, 1995

Pursuant to Article 2 of the above referenced Addendum, the Commencement Date is hereby established as August 16, 1995.

Landlord
--------

5300 STEVENS CREEK BOULEVARD
JOINT VENTURE, a California General Partnership

By:  QUALIFIED PROPERTIES 80, a
Virginia Limited Partnership, Its Managing
General Partner

By:  REAL ESTATE SERVICES, INC.,
a Delaware Corporation, Its Managing General
Partner

By:  /s/ William Caulfield
   ------------------------
     WILLIAM CAULFIELD
     Its:  Vice President

Tenant
------

HALL-KINION AND ASSOCIATES, INC.,
a California Corporation

By:  /s/ Keith Corbin
   -------------------
     Keith Corbin
     Its:  CFO

                               SIGNAGE AGREEMENT

Should any tenant who currently has building signage either vacate the building or relinquish their rights to the signage, Hall-Kinion and Associates, Inc. will have the first option to install a sign on one side of the building at their sole cost and expense.

Any signage is subject to Landlord's approval and must comply with any City requirements and approvals.

Except as expressly provided hereunder, all other terms and conditions of said Lease, including Amendments to the Lease, Memorandum of Lease and Riders, shall remain in full force and effect.

LANDLORD:                                  TENANT:

5300 Stevens Creek Boulevard               Hall-Kinion and Associates, Inc., a
Joint Venture, a California                California corporation
General Partnership

By:  Qualified Properties 80,              By:   /s/ Keith Corbin
a Virginia Limited Partnership, Its           ---------------------------------
Managing General Partner                   Keith Corbin
                                           Its:  CFO

By:  Real Estate Services, Inc.,
a Delaware Corporation, Its
Managing General Partner

By:   /s/ William Caulfield
   -------------------------------------
     William Caulfield, Vice President

                            SECOND ADDENDUM TO LEASE
                            ------------------------

This Addendum is hereby made a part of that certain "Office Lease" (the "Lease") dated April 17, 1992 by and between 5300 Stevens Creek Boulevard Joint Venture, ("Landlord"), and Hall-Kinion And Associates, Inc., a California corporation, successor corporation to Stellar Corporation, a California corporation, ("Tenant"), for the premises located at 5300 Stevens Creek Boulevard, San Jose, California, Suite 320. The Second Addendum to Lease is dated this 17th day of May 1995 solely as hereinafter described.

Tenant has indicated a desire to lease additional space in the building and Landlord has agreed to lease this additional space to Tenant on the following terms and conditions:

1.   Additional Premises:
     -------------------

The additional premises consists of Suite 450 containing approximately 3,100 net rentable square feet of space on the 4th floor (approximately 2,686 usable square feet plus a fifteen percent (15%) load factor) (the "Expansion Area").

Total Premises:
  Original Lease           5,094 rentable sq.ft.
  Addendum #1              1,205 rentable sq.ft. ("1st Expansion Space")
  Addendum #2              3,100 rentable sq.ft. ("2nd Expansion Space")
  Total Rentable Area      9,399 rentable sq.ft.

2.   Term:
     ----

The term of the Lease as it applies to the 2nd Expansion Space shall commence upon the substantial completion of the tenant improvements, now estimated to occur on July 1, 1995, or on the date of occupancy by the Tenant, whichever is earlier. However, if Tenant makes changes to the Construction Documents which delay the completion of the improvements, or if the Tenant, its employees, contractors, agents, or invitees in any way delay Landlord from completing the improvements as outlined in the Construction Documents, then the Lease term for the 2nd Expansion Space shall commence upon the earlier of substantial completion or the date the improvements would have been completed but for such changes or delays.

The term of the Lease for the Premises, the 1st Expansion Space and the 2nd Expansion Space shall terminate 36 months after the commencement of the Lease for the 2nd Expansion Space, now estimated to occur July 1, 1995. Both parties will execute a commencement memorandum to memorialize the commencement date of the 2nd Expansion Space.

Stellar Corporation
Second Addendum
Page Two


3.   Basic Rent:
     -----------

The rental rate for the Original Space, 1st Expansion Space and the 2nd Expansion Space shall be as follows:

      Original Space and 1st Expansion Space:
         6,299 rentable square feet
         $1.55 per square foot, per month until 1/14/97
         $1.65 per square foot per month 1/14/97 to end of term

      Expansion Area:
         3,100 rentable square feet
         Months 1-36, $1.65 per square foot per month

4.   Operating Expenses:
     ------------------

Tenant's percentage operating expenses and taxes for the 2nd Expansion Space, shall be 3.7%. The operating expense base year for the Expansion Area shall be 1995.

The Original Space and 1st Expansion Area operating percentage and base year shall remain as in the original Lease and First Amendment.

5.   Tenant Improvements
     -------------------

Landlord will provide Tenant with a tenant improvement allowance of up to $9.68 per square foot on the 2nd Expansion Space ($30,000) to modify the premises in accordance with the attached floor plan utilizing building standard materials. This allowance shall include the cost of permit and construction. Should there be a change of the attached plan which affects the scope of work. Landlord reserves the right to review and approve any modifications.

Except as expressly provided hereunder, all other terms and conditions of said Lease, including First Amendment to Lease, Memorandum of Lease and Riders, shall remain in full force and effect.

Stellar Corporation
Second Addendum
Page Three


IN WITNESS WHEREOF, LANDLORD AND TENANT have executed this Addendum as of the date of the first written above.

LANDLORD:                                  TENANT:

5300 Stevens Creek Boulevard               Hall-Kinion And Associates, Inc., a
Joint Venture, a California                California corporation
General Partnership

By:  Qualified Properties 80,              By:   /s/ Brenda Hall
a Virginia Limited Partnership, Its           --------------------------------
Managing General Partner                   Brenda Hall
                                           Its:  CEO
By:  Real Estate Services, Inc.
a Delaware Corporation, Its
Managing General Partner

By:   /s/ William Caulfield
   ---------------------------------
     William Caulfield
     Vice President

                               SIGNAGE AGREEMENT

Should any tenant who currently has building signage either vacate the building or relinquish their rights to the signage, Hall-Kinion and Associates, Inc. will have the first option to install a sign on one side of the building at their sole cost and expense.

Any signage is subject to Landlord's approval and must comply with any City requirements and approvals.

Except as expressly provided hereunder, all other terms and conditions of said Lease, including Amendments to the Lease, Memorandum of Lease and Riders, shall remain in full force and effect.

LANDLORD:                                  TENANT:
5300 Stevens Creek Boulevard               Hall-Kinion and Associates, Inc., a
Joint Venture, a California                California corporation
General Partnership

By:  Qualified Properties 80,              By:   /s/ Keith Corbin
a Virginia Limited Partnership, Its           --------------------------------
Managing General Partner                   Keith Corbin
                                           Its:  CFO
By:  Real Estate Services, Inc.,
a Delaware Corporation, Its
Managing General Partner

By:      /s/ William Caulfield
   -------------------------------------
     William Caulfield, Vice President